UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		December 9, 2002
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-33049 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

PEPCO HOLDINGS, INC. Form 8-K
Item 5.

Other Events and Required FD Disclosure.

Pepco Holdings, Inc. (the "Company") has entered into a Purchase Agreement, dated as of December 9, 2002, with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Legg Mason Wood Walker, Incorporated (the "Purchase Agreement") for the offer and sale of 5,000,000 shares of the Company's common stock that are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-100478). The Purchase Agreement is filed herewith as Exhibit 1.1. The legality opinion of William T. Torgerson, Executive Vice President and General Counsel of the Company, relating to the issuance of such common stock is filed herewith as Exhibit 5.1. A press release relating to the offering is filed herewith as Exhibit 99 and is hereby incorporated by reference herein.

Item 7.	Financial Statements and Exhibits. (c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	1.1	Purchase Agreement, dated as of December 9, 2002, with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Legg Mason Wood Walker, Incorporated	Filed herewith.
	5.1	Opinion of William T. Torgerson	Filed herewith.
	99	Press Release of Pepco Holdings, Inc. dated as of December 10, 2002	Filed herewith.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
December 10, 2002 DATE		PEPCO HOLDINGS, INC. (Registrant) By: /s/ A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer -2-